Exhibit 99.1 TEJON RANCH HISTORYExhibit 99.1 TEJON RANCH HISTORY

Safe Harbor Statement Statements in or accompanying this presentation that relate to or are based on plans, projections, expectations, assumptions, future events and results are forward-looking statements that involve a number of risks and uncertainties. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” and their variations identify forward-looking statements. Many factors could affect Tejon Ranch Co.’s (“TRC”) actual results, and variances from TRC’s current expectations regarding such factors could cause actual results to differ materially from those expressed in these forward-looking statements. The potential risks and uncertainties include, but are not limited to, market and economic forces, availability of financing for land development activities, competition and success in obtaining various governmental approvals and entitlements for land development activities. For a detailed description of risks and uncertainties that could cause differences please refer to TRC’s periodic filings with the Securities and Exchange Commission. TRC disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Investors are cautioned not to unduly rely on these forward-looking statements. 2Safe Harbor Statement Statements in or accompanying this presentation that relate to or are based on plans, projections, expectations, assumptions, future events and results are forward-looking statements that involve a number of risks and uncertainties. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” and their variations identify forward-looking statements. Many factors could affect Tejon Ranch Co.’s (“TRC”) actual results, and variances from TRC’s current expectations regarding such factors could cause actual results to differ materially from those expressed in these forward-looking statements. The potential risks and uncertainties include, but are not limited to, market and economic forces, availability of financing for land development activities, competition and success in obtaining various governmental approvals and entitlements for land development activities. For a detailed description of risks and uncertainties that could cause differences please refer to TRC’s periodic filings with the Securities and Exchange Commission. TRC disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Investors are cautioned not to unduly rely on these forward-looking statements. 2

Tejon Ranch at a Glance Diversified real estate development and agribusiness company operating in five business segments Large-scale master planned residential real estate development Commercial/industrial real estate development Mineral resources (oil & gas, minerals, water sales) Farming Ranch operations 3Tejon Ranch at a Glance Diversified real estate development and agribusiness company operating in five business segments Large-scale master planned residential real estate development Commercial/industrial real estate development Mineral resources (oil & gas, minerals, water sales) Farming Ranch operations 3

Tejon Ranch History

TEJON RANCH COMPANY

Landholding consisting of four Mexican land grants, dating back to November 13, 1843

TEJON RANCH 175 YEARS 1843 • 2018

- Rancho El Tejon
- Rancho La Liebre
- Rancho De Castac
- Rancho Los Alamos Y Agua Caliente

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Tejon Ranch History Landholding consisting of four Mexican land grants, dating back to November 13, 1843 After the Treaty at Guadalupe Hidalgo ended the Mexican American War, the land grants were federalized and recognized as US territory 5Tejon Ranch History Landholding consisting of four Mexican land grants, dating back to November 13, 1843 After the Treaty at Guadalupe Hidalgo ended the Mexican American War, the land grants were federalized and recognized as US territory 5

Tejon Ranch History Edward Fitzgerald Beale War hero Dispatch – first to make it to the east coast bringing news of the gold discovery in California Superintendent of Indian Affairs Surveyor General Brigadier General in California Militia Surveyed first transcontinental wagon road Ambassador to Austria-Hungary 6Tejon Ranch History Edward Fitzgerald Beale War hero Dispatch – first to make it to the east coast bringing news of the gold discovery in California Superintendent of Indian Affairs Surveyor General Brigadier General in California Militia Surveyed first transcontinental wagon road Ambassador to Austria-Hungary 6

Tejon Ranch History Fort Tejon Founded in 1854 at Beale’s urging Third most-populated area in Southern California at the time Abandoned in 1863 due to the Civil War 7Tejon Ranch History Fort Tejon Founded in 1854 at Beale’s urging Third most-populated area in Southern California at the time Abandoned in 1863 due to the Civil War 7

Tejon Ranch History Beale’s Cut Commissioned to improve the route out of Southern California Cut a pass through the mountains in the northern part of the San Fernando Valley – now Santa Clarita area Responsible for keeping California from being divided into two states – north and south 8Tejon Ranch History Beale’s Cut Commissioned to improve the route out of Southern California Cut a pass through the mountains in the northern part of the San Fernando Valley – now Santa Clarita area Responsible for keeping California from being divided into two states – north and south 8

Tejon Ranch History Transition Beale died in 1893 His son Truxtun Beale served as an absentee owner 9Tejon Ranch History Transition Beale died in 1893 His son Truxtun Beale served as an absentee owner 9

Tejon Ranch History Transition Tejon Ranch sold in 1912 to Chandler-Sherman syndicate, which totaled 70 members Led by Harry Chandler, publisher of the Los Angeles Times, who owned the largest real estate empire in the US Incorporated as a company in 1936 with 108,000 shares of stock outstanding 10Tejon Ranch History Transition Tejon Ranch sold in 1912 to Chandler-Sherman syndicate, which totaled 70 members Led by Harry Chandler, publisher of the Los Angeles Times, who owned the largest real estate empire in the US Incorporated as a company in 1936 with 108,000 shares of stock outstanding 10

Tejon Ranch History American Stock Exchange – 1974 Oil Agriculture Ranching 11Tejon Ranch History American Stock Exchange – 1974 Oil Agriculture Ranching 11

Tejon Ranch History New York Stock Exchange – 1999 Real Estate Oil Agriculture Ranching 12Tejon Ranch History New York Stock Exchange – 1999 Real Estate Oil Agriculture Ranching 12

1999-Today Assets, strategy and team to drive meaningful long-term shareholder value Track record of success Navigating development process/securing entitlements Unlocking asset value to drive profitable growth and cash flow Uniquely positioned to significantly monetize tens of thousands of acres of raw land in California Ownership of largest contiguous piece of private land in California, strategically located in the path of growth Clear strategic vision to create significant value as a fully integrated real estate development company Strong foundation supported by diversified operations Committed, experienced executive team to drive shareholder value 131999-Today Assets, strategy and team to drive meaningful long-term shareholder value Track record of success Navigating development process/securing entitlements Unlocking asset value to drive profitable growth and cash flow Uniquely positioned to significantly monetize tens of thousands of acres of raw land in California Ownership of largest contiguous piece of private land in California, strategically located in the path of growth Clear strategic vision to create significant value as a fully integrated real estate development company Strong foundation supported by diversified operations Committed, experienced executive team to drive shareholder value 13

BUSINESS STRATEGYBUSINESS STRATEGY

Location of Master Planned Developments 15Location of Master Planned Developments 15

Clear Strategic Vision Positioned to deliver significant value as a fully integrated real estate development company 5.0 MM sq. ft. already developed Additional 14.4 MM sq. ft. of commercial/ industrial space available for development Tejon Ranch Commerce Center Together expected to include 34,783 residential units and 35+ MM sq. ft. of commercial space ranch-wide Mountain Village Centennial Grapevine 16Clear Strategic Vision Positioned to deliver significant value as a fully integrated real estate development company 5.0 MM sq. ft. already developed Additional 14.4 MM sq. ft. of commercial/ industrial space available for development Tejon Ranch Commerce Center Together expected to include 34,783 residential units and 35+ MM sq. ft. of commercial space ranch-wide Mountain Village Centennial Grapevine 16

Tejon Ranch Commerce Center (TRCC) 17Tejon Ranch Commerce Center (TRCC) 17

Tejon Ranch Commerce Center Industrial Real Estate Development 14.1 MM sq. ft. of monetizable industrial space Major Distribution Centers 18Tejon Ranch Commerce Center Industrial Real Estate Development 14.1 MM sq. ft. of monetizable industrial space Major Distribution Centers 18

Tejon Ranch Commerce Center Commercial/Retail Real Estate Development 324,000 sq. ft. of monetizable commercial/retail space Major Retail Operations 19Tejon Ranch Commerce Center Commercial/Retail Real Estate Development 324,000 sq. ft. of monetizable commercial/retail space Major Retail Operations 19

Mountain Village at Tejon Ranch 20Mountain Village at Tejon Ranch 20

Mountain Village at Tejon Ranch Residential Real Estate Development Entitled for 3,450 homes, 750 hotel keys, 160,000 sq. ft. of commercial Tentative tract map & commercial site plan approved Covers first 752 lots (first three phases of development) Phase One of 160K sq. ft. commercial center at entrance 21Mountain Village at Tejon Ranch Residential Real Estate Development Entitled for 3,450 homes, 750 hotel keys, 160,000 sq. ft. of commercial Tentative tract map & commercial site plan approved Covers first 752 lots (first three phases of development) Phase One of 160K sq. ft. commercial center at entrance 21

Centennial at Tejon Ranch 22Centennial at Tejon Ranch 22

Centennial at Tejon Ranch

Residential Real Estate Development

Large-scale residential and mixed-use community in LA County that will address region's housing and local needs, while embracing sustainability and conservation

19,333 residential units and 10.1MM sq. ft. of commercial space

Received LA County Board of Supervisors approval in 2015, providing land use designations and zoning

Planning Commission recommended approval of Specific Plan

Next steps: Board of Supervisors approval (targeting late 2018)







environmental stewardship ~ economic vitality ~ community life ~ smart growth principles

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Grapevine at Tejon Ranch 24Grapevine at Tejon Ranch 24

Grapevine at Tejon Ranch Residential Real Estate Development Located adjacent to TRCC at base of foothills in the San Joaquin Valley, will support and expand economic development activity taking place at TRCC Half hour from Bakersfield; less than hour from Northern LA County, Santa Clarita and Valencia 12,000 residential units and 5.1MM sq. ft. of commercial development Entitlements approved by Kern County Board of Supervisors in December 2016 25Grapevine at Tejon Ranch Residential Real Estate Development Located adjacent to TRCC at base of foothills in the San Joaquin Valley, will support and expand economic development activity taking place at TRCC Half hour from Bakersfield; less than hour from Northern LA County, Santa Clarita and Valencia 12,000 residential units and 5.1MM sq. ft. of commercial development Entitlements approved by Kern County Board of Supervisors in December 2016 25

California Development Process Path

Progress can be impacted by regulatory changes, litigation and market conditions


Grapevine
TRCC
✓ Create Development Plan
✓ Prepare Environmental Impact Plan
✓ Obtain Project Approval from County Board of Supervisors
Detailed Maps/Engineering Level Designs for:
✓ Lot Layouts
✓ Grading
✓ Amenities & Infrastructure, including Sewer and Water Systems
ENTITLEMENT
STATE & FEDERAL PERMITS
TRACT/FINAL MAPS
CONSTRUCTION PERMITS
OPERATIONS
Obtain necessary permits from:
✓ State Department of Fish and Wildlife
✓ Regional Water Quality Control Board
✓ US Army Corps of Engineers
✓ Obtain Permitting to Commence Construction
Centennial
Mountain Village

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Case Study

Development Process

TEJON RANCH COMPANY

TEJON RANCH COMMERCE CENTER

1995	2000	2005	2010	2015	2018

1997
Public announcement of development

1997
Petro Travel Plaza opens

1998
350-acre development approved by Kern County Board of Supervisors

2001
IKEA Distribution Center opens

2002
Dermondy Partners JV spec building opens

2003
1100-acre expansion approved by Kern County Board of Supervisors

Approval challenged by Center for Biological Diversity; judge orders preparation of Supplemental Environmental Impact Report

2005
Kern County Board of Supervisors certify SEIR and reapprove project expansion

2006
Judge rules SEIR satisfies his order; decision is appealed by CBD

2007
5th District Court of Appeals affirms judge's decision

2009
Famous Footwear Distribution Center opens

TA Travel Center opens on East Side

2012
Caterpillar Distribution Center opens

Dollar General Distribution Center opens

2014
Outlets at Tejon opens

2018
Majestic Realty JV spec building completed and leased to Dollar General

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Case Study Development Process Resources and strategy to transform raw land into a monetizable real estate asset to drive shareholder value Industrial Land Commercial/Retail Land Post Entitlement Developable Land $261,360 - $1,176,120/acre $130,680 - $261,360/acre OR $6.00 - $27.00 per sq. ft.* OR $3.00 - 6.00 per sq. ft.* Raw land * Prices quoted in marketplace and dependent on size of lot and final use. $1,500/acre 28Case Study Development Process Resources and strategy to transform raw land into a monetizable real estate asset to drive shareholder value Industrial Land Commercial/Retail Land Post Entitlement Developable Land $261,360 - $1,176,120/acre $130,680 - $261,360/acre OR $6.00 - $27.00 per sq. ft.* OR $3.00 - 6.00 per sq. ft.* Raw land * Prices quoted in marketplace and dependent on size of lot and final use. $1,500/acre 28

Compelling Macro Trends 200% POPULATION GROWTH 171% 160% 120% Expected to continue 85% 84% 80% rising, buoyed by 40% diversified California 61% economy 0% 1980 2015 2035 Kern County 479,000 886,000 1,300,000 LA Basin 11,100,000 17,900,000 20,400.000 Source: US Census Bureau; Moody’s Analytics (values are approximate) 500% MEDIAN HOUSING 455% 400% PRICE GROWTH 408% 300% 200% Expected to continue 100% rising due to scarcity of entitleable land 0% 1980 2017 in California Kern County $43,700 $222,000 LA Basin $99,700 $553,300 Source: National Association of Realtors; Moody’s Analytics (values are approximate) 29Compelling Macro Trends 200% POPULATION GROWTH 171% 160% 120% Expected to continue 85% 84% 80% rising, buoyed by 40% diversified California 61% economy 0% 1980 2015 2035 Kern County 479,000 886,000 1,300,000 LA Basin 11,100,000 17,900,000 20,400.000 Source: US Census Bureau; Moody’s Analytics (values are approximate) 500% MEDIAN HOUSING 455% 400% PRICE GROWTH 408% 300% 200% Expected to continue 100% rising due to scarcity of entitleable land 0% 1980 2017 in California Kern County $43,700 $222,000 LA Basin $99,700 $553,300 Source: National Association of Realtors; Moody’s Analytics (values are approximate) 29

Uniquely Positioned to Significantly Monetize Tens of Thousands of Acres of Raw California Land Tejon Ranch is a select location where large-scale development can and will occur Largest contiguous piece of private land in California Extensive development regulations create high barriers to entry, limiting players who can engage in real estate activity at this scale 30Uniquely Positioned to Significantly Monetize Tens of Thousands of Acres of Raw California Land Tejon Ranch is a select location where large-scale development can and will occur Largest contiguous piece of private land in California Extensive development regulations create high barriers to entry, limiting players who can engage in real estate activity at this scale 30

DIVERSE OPERATIONSDIVERSE OPERATIONS

Strong Foundation Supported by Diversified Operations Steady cash flow generated from diversified operations enables investment in entitlement and development of real estate assets AGRICULTURE MINERAL RESOURCES 32Strong Foundation Supported by Diversified Operations Steady cash flow generated from diversified operations enables investment in entitlement and development of real estate assets AGRICULTURE MINERAL RESOURCES 32

Farmland by Crop Crop Acres Wine grapes 1,180 Almonds 1,982 Pistachios 1,053 Total 4,215 33Farmland by Crop Crop Acres Wine grapes 1,180 Almonds 1,982 Pistachios 1,053 Total 4,215 33

Mineral Rights Offering Oil & Gas Total acres available for lease 61,000 Acres currently under lease 8,824 Active wells 310 34Mineral Rights Offering Oil & Gas Total acres available for lease 61,000 Acres currently under lease 8,824 Active wells 310 34

Minerals Minerals Acres National Cement 2,438 Aggregate Leases 523 35Minerals Minerals Acres National Cement 2,438 Aggregate Leases 523 35

Water TEJON RANCH COMPANY OVERVIEW OF CURRENT WATER RESOURCES - JUNE 2018 SOURCES OF WATER ACRE FEET STATE WATER PROJECT: WHEELER RIDGE-MARICOPA WATER DISTRICT 15,547 TULARE WATER DISTRICT 1, 451 DUDLEY-RIDGE WATER DISTRICT 1, 993 TEJON-CASTAC WATER DISTRICT 5, 749 TOTAL STATE WATER PROJECT WATER (1) 24, 740 NICKEL WATER CONTRACT - ANNUAL WATER SUPPLY 6, 693 6,693 WATER AVAILABLE EACH YEAR BUT NOT RECURRING: (2) WATER BANK INVENTORY-KERN COUNTY 49,184 TEJON WATER BANK-ANTELOPE VALLEY 33,634 TRANSFERABLE WATER 6, 082 PARTICIPATION AVEK WATER BANK 13,033 101,933 TOTAL WATER RESOURCES THROUGH JUNE 2018 (100% SWP CONTRACT AMOUNT) 133,366 TOTAL WATER RESOURCES THROUGH JUNE 2018 (60% SWP CONTRACT AMOUNT) 123,470 TOTAL WATER RESOURCES THROUGH JUNE 2018 (50% SWP CONTRACT AMOUNT) 120,996 NOTES: (1) STATE WATER PROJECT WATER SHOWN AT 100% ALLOCATION. ANNUAL ALLOCATION WILL VARY. (2) WHEN USED THIS WATER MUST BE REPLACED NOT AN ANNUAL RECURRING AMOUNT. 36Water TEJON RANCH COMPANY OVERVIEW OF CURRENT WATER RESOURCES - JUNE 2018 SOURCES OF WATER ACRE FEET STATE WATER PROJECT: WHEELER RIDGE-MARICOPA WATER DISTRICT 15,547 TULARE WATER DISTRICT 1, 451 DUDLEY-RIDGE WATER DISTRICT 1, 993 TEJON-CASTAC WATER DISTRICT 5, 749 TOTAL STATE WATER PROJECT WATER (1) 24, 740 NICKEL WATER CONTRACT - ANNUAL WATER SUPPLY 6, 693 6,693 WATER AVAILABLE EACH YEAR BUT NOT RECURRING: (2) WATER BANK INVENTORY-KERN COUNTY 49,184 TEJON WATER BANK-ANTELOPE VALLEY 33,634 TRANSFERABLE WATER 6, 082 PARTICIPATION AVEK WATER BANK 13,033 101,933 TOTAL WATER RESOURCES THROUGH JUNE 2018 (100% SWP CONTRACT AMOUNT) 133,366 TOTAL WATER RESOURCES THROUGH JUNE 2018 (60% SWP CONTRACT AMOUNT) 123,470 TOTAL WATER RESOURCES THROUGH JUNE 2018 (50% SWP CONTRACT AMOUNT) 120,996 NOTES: (1) STATE WATER PROJECT WATER SHOWN AT 100% ALLOCATION. ANNUAL ALLOCATION WILL VARY. (2) WHEN USED THIS WATER MUST BE REPLACED NOT AN ANNUAL RECURRING AMOUNT. 36

Operating Segment Revenue ($ in thousands) 2015 2016 2017 Real Estate $14,596 $16,536 $13,630 Commercial/Industrial (Including Joint Ventures) Mineral Resources $15,116 $14,153 $5,983 Farming $23,836 $18,648 $16,434 Ranch Operations $3,923 $3,338 $3,837 Investment/Gain on Sale/Other $909 $1,659 $615 Total Revenue $58,380 $54,334 $40,499 Adjusted EBITDA (Non GAAP) $16,385 $14,650 $12,112 37Operating Segment Revenue ($ in thousands) 2015 2016 2017 Real Estate $14,596 $16,536 $13,630 Commercial/Industrial (Including Joint Ventures) Mineral Resources $15,116 $14,153 $5,983 Farming $23,836 $18,648 $16,434 Ranch Operations $3,923 $3,338 $3,837 Investment/Gain on Sale/Other $909 $1,659 $615 Total Revenue $58,380 $54,334 $40,499 Adjusted EBITDA (Non GAAP) $16,385 $14,650 $12,112 37

Investment in a California Legacy Assets, strategy and team to drive meaningful long-term shareholder value Track record of success Navigating development process/securing entitlements Unlocking asset value to drive profitable growth and cash flow Uniquely positioned to significantly monetize tens of thousands of acres of raw land in California Ownership of largest contiguous piece of private land in California, strategically located in the path of growth Clear strategic vision to create significant value as a fully integrated real estate development company Strong foundation supported by diversified operations Committed, experienced executive team to drive shareholder value 38Investment in a California Legacy Assets, strategy and team to drive meaningful long-term shareholder value Track record of success Navigating development process/securing entitlements Unlocking asset value to drive profitable growth and cash flow Uniquely positioned to significantly monetize tens of thousands of acres of raw land in California Ownership of largest contiguous piece of private land in California, strategically located in the path of growth Clear strategic vision to create significant value as a fully integrated real estate development company Strong foundation supported by diversified operations Committed, experienced executive team to drive shareholder value 38